UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

Flowco Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42477	99-4382473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd. Suite 450
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 997-4877

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FLOC	New York Stock Exchange
Class A Common Stock, $0.0001 par value per share	FLOC	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of a New Director

On July 29, 2026, the Board of Directors (the “Board”) of Flowco Holdings Inc. (the “Company”) appointed John R. Rutherford, effective July 29, 2026, to fill a vacancy on the Board. Mr. Rutherford will serve as a Class I director with a term expiring at the Company’s 2029 annual meeting of stockholders. Mr. Rutherford was also appointed on July 29, 2026, to serve on the Board’s Nominating and Governance Committee and Compensation Committee.

Based upon information requested from and provided by Mr. Rutherford concerning his background, employment and affiliation, including family relationships, the Board determined that Mr. Rutherford does not have any relationships that would interfere with his exercise of independent judgment in carrying out the responsibilities of a director and that he is “independent” as that term is defined under the applicable rules and regulations of the Commission and the listing requirements of the New York Stock Exchange. There are no transactions in which Mr. Rutherford has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Rutherford will participate in the Company’s non-employee director compensation program. Pursuant to his initial appointment to the Board, Mr. Rutherford will receive a grant of 2,629 restricted stock units (“RSUs”) of Class A common stock, having a total value of $53,425 based on the 15-day volume-weighted average price of the Company's Class A common stock ending on July 28, 2026. The RSUs will vest 100% on January 1, 2027. The RSUs are issued under the Company’s 2025 Equity and Incentive Plan. A complete description of the Company’s non-employee director compensation program is set forth in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 27, 2026, which is incorporated herein by reference.

A copy of the press release announcing the appointment of Mr. Rutherford to the Board is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Flowco Holdings Inc. Press Release dated July 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWCO HOLDINGS INC.

Date:	July 30, 2026	By:	/s/ Joel Lambert
		Name:	Joel Lambert
		Title:	Senior Vice President, Secretary and General Counsel